UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 22, 2015


                          Red Giant Entertainment, Inc.
             (Exact name of registrant as specified in its charter)

           Nevada                      000-53310                 98-0471928
(State or other jurisdiction          (Commission             (I.R.S. Employer
      of incorporation)               File Number)           Identification No.)

 614 E. Hwy 50, Suite 235, Clermont, FL                            34711
(Address of principal executive offices)                        (Zip Code)

                                 (877) 904-7334
           (Issuer's telephone/facsimile numbers, including area code)

                                 Not Applicable
          (former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See: General Instruction A.2. below):

[ ] Written communications  pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ]  Soliciting  material  pursuant to Rule  14a-12  under the  Exchange  Act
    (17CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

[ ] Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
    Exchange Act (17CFR240.13e-4(c))
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SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02 - UNREGISTERED SALES OF EQUITY SECURITIES

We issued a total of 206,713,884 shares of common stock between June 22, 2015 and July 1, 2015 pursuant to notices of conversion delivered directly to our stock transfer agent by the holders of our debt instruments as follows:

On June 22, 2015, we issued 34,848,485 shares to Iconic Holdings, LLC, to convert $23,000 of the principal and interest owed under the $25,000 Convertible Promissory Note dated as of December 20, 2013 filed as Exhibit 10.34 to our Annual Report on Form 10-K filed on April 6, 2015. The issuance was made pursuant to a June 18, 2015 notice of conversion.

On June 23, 2015, we issued 9,404,727 shares to LG Capital Funding, LLC to convert $6,207.12 of the principal and interest owed under a $50,000 Convertible Promissory Note dated as of May 30, 2014 filed as an Exhibit to our Current Report on Form 8-K filed on July 11, 2014. The issuance was made pursuant to a June 19, 2015 notice of conversion.

On June 24, 2015, we issued 20,000,000 shares to JMJ Financial to convert $11,000 of the principal and interest owed under the $335,000 Convertible Promissory Note dated as of June 13, 2013 filed as Exhibit 4.13 to our Amended Annual Report on Form 10-K filed on February 20, 2014. The issuance was made pursuant to a June 22, 2015 notice of conversion.

On June 26, 2015, we issued 15,415,239 shares to LG Capital Funding, LLC to convert $9,326.22 of the principal and interest owed under a $50,000 Convertible Promissory Note dated as of May 30, 2014 filed as an Exhibit to our Current Report on Form 8-K filed on July 11, 2014. The issuance was made pursuant to a June 26, 2015 notice of conversion.

Also on June 26, 2015, we issued 25,000,000 shares to JMJ Financial to convert $12,500 of the principal and interest owed under the $335,000 Convertible Promissory Note dated as of June 13, 2013 filed as Exhibit 4.13 to our Amended Annual Report on Form 10-K filed on February 20, 2014. The issuance was made pursuant to a June 26, 2015 notice of conversion.

On June 29, 2015, we issued 39,545,433 shares to Iconic Holdings LLC to convert $6,151.51 of the principal and interest owed under the $25,000 Convertible Promissory Note dated as of December 20, 2013 filed as Exhibit 10.34 to our Annual Report on Form 10-K filed on April 6, 2015. The issuance was made pursuant to a June 26, 2015 notice of conversion.

July 1, 2015, we issued 62,500,000 shares to Typenex Co-Investment, LLC to convert $30,000 of the principal and interest owed under the Secured Convertible Promissory Note dated as of June 21, 2013 filed as Exhibit 99.2 to our Current Report on Form 8-K filed on January 27, 2014. The issuance was made pursuant to a June 22, 2015 notice of conversion.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Red Giant Entertainment, Inc.


Dated: July 30, 2015                      /s/ Benny R. Powell
                                          --------------------------------------
                                     By:  Benny R. Powell
                                     Its: Chief Executive Officer, President,
                                          Chief Financial Officer, and Secretary

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